MDT All Cap Core Fund
MDT Tax Aware/All Cap Core Fund
MDT Large Cap Growth Fund
MDT Mid Cap Growth Fund
MDT Small Cap Core Fund
MDT Small Cap Growth Fund
MDT Small Cap Value Fund
MDT Balanced Growth Fund
MDT Short-Term Bond Fund
Each a series of MDT Funds
October 31, 2005

Supplement to the Statement of Additional Information (“SAI”)
dated August 26, 2005, as supplemented September 15, 2005

Effective September 20, 2005, R. John Fletcher has been added as an Independent Trustee of MDT Funds (the “Trust”).

Information contained on Page B-22 of the SAI, under the heading “Management of the Funds,” is hereby amended as follows:

Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees of the Trust. The Board of Trustees consists of six individuals, five of whom are not “interested persons” of the Trust or the Adviser as that term is defined in the 1940 Act (“Independent Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds. The Trustees of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Albert H. Elfner, III 53 Chestnut Street Boston, MA 02114 DOB: 10/6/1944	Trustee	Indefinite term; Since August 2002	Chairman/CEO, Keystone Investment, an investment company (1992 - 1996); Chairman, Evergreen Investment Management, an investment management company (1996 - 1999).	9	Unitil Corp, investor owned utility (1998 - present); NGM Insurance Co.
Jean E. de Valpine c/o 125 CambridgePark Drive Cambridge, MA 02140 DOB: 12/14/1921	Trustee	Indefinite Term; Since August 2002	Retired	9	Visarc, Inc., a computer company (1986 - present); TradeCraft Corp., a patent company (1998 - present).
C. Roderick O’Neil O’Neil Associates P.O. Box 405 South Glastonbury, CT 06073-0405 DOB: 01/26/1931	Trustee	Indefinite term; Since August 2002	Chairman, O’Neil Associates, an investment consultant (1984-present).	9	CIIT, a money market fund (1996-present).
Harland A. Riker, Jr. The Chalet 305 127 Peruvian Ave. Palm Beach, FL 33480 DOB: 8/1/1928	Trustee	Indefinite term; Since August 2002	Retired	9	Interstate Resource, a paper/packaging company; Chairman of Advisory Board, Palamon Capital Partners, a UK-based private equity firm investing in Europe; Provident Art Trust Foundation.
R. John Fletcher 222 Berkeley Street Boston, MA 02116 DOB: 2/8/1946	Trustee	Indefinite term; Since September 2005	Chief Executive Officer, Fletcher Spaght, Inc., a management consulting and venture capital company	9
NMT Medical, Inc., a medical technology company; Spectranetics, a medical technology company, Axcelis Technologies, Inc., a semiconductor processing equipment manufacturer; Panacos Pharmaceuticals, Inc., a pharmaceutical company; AutoImmune, Inc., a biopharmaceutical company.

Mr. Fletcher has also been added as a member of the Audit Committee and the Nominating Committee.

As Mr. Fletcher was not a Trustee of the Trust during the fiscal year ended July 31, 2004, he did not receive any compensation during the period shown in the compensation table on Page B-24 of the SAI. Additionally, as of October 2005, Mr. Fletcher did not beneficially own any shares of the Funds.

The Funds’ Prospectus is available by calling 1-866-784-6867 or via the Internet at www.mdtfunds.com.

Please keep this Supplement dated October 31, 2005 with your Statement of Additional Information.